The Royce Fund
Supplement to the Prospectus Dated May 1, 2012
Royce Value Fund

Effective March 6, 2013, Jay S. Kaplan, Portfolio Manager and Principal of Royce, manages the Fund, assisted by Lauren A. Romeo and W. Whitney George. Mr. Kaplan previously served as the Fund’s co-manager (2002-2012). Ms. Romeo has served as the Fund’s assistant portfolio manager since 2008. Mr. George became assistant portfolio manager in 2013. He previously served as primary portfolio manager (2001) and co-manager (2002-2012).

March 6, 2013